                                                                 EXHIBIT 10.12

      [LEASE MANAGEMENT SERVICES, INC. LOGO]

                          EQUIPMENT FINANCING AGREEMENT
                                 (Number 10782)


THIS EQUIPMENT FINANCING AGREEMENT NUMBER 10782 ("Agreement") is dated as of the date set forth at the foot hereof and is between LEASE MANAGEMENT SERVICES, INC., ("Secured Party') and INTRABIOTICS PHARMACEUTICALS, INC., ("Debtor").

1. EQUIPMENT; SECURITY INTEREST. The terms and conditions of this Agreement cover each item of machinery, equipment and other property (individually an "Item" or "Item of Equipment" and collectively the "Equipment") described in a schedule now or hereafter executed by' the parties hereto and made a part hereof (individually a "Schedule" and collectively the "Schedules"). Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code, such gram with respect to an Item of Equipment to be as of Debtor's execution of a related Equipment Financing Commitment referencing this Agreement or, if Debtor then has no interest in such Item, as of such subsequent time as Debtor acquires an interest in the limn. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder and under any other agreements which Debtor has or may hereafter have obligations to Secured Party. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessment not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this Agreement respecting an Item of Equipment, except the obligation to pay installment payment with respect thereto which will commence as set forth in Paragraph 3 below, commence upon the grant to Secured Party of a security interest in the Item. Debtor's obligations hereunder with respect to an Item of Equipment and Secured Party's security interest therein will continue until payment of all Amounts due, and performance of all terms and conditions requited hereunder provided, however, that if this Agreement is in default said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in an Item of Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth at the foot hereof, or to such person and/or at such other place as Secured Party may from time to time designate by notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this Agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.

4. NET AGREEMENT; NO OFFSET, SURVIVAL. This Agreement is a net agreement, and Debtor will not be entitled to any abatement of installment payments or other payments due hereunder or any reduction thereof under any circumstance or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of the Agreement.

5. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS OR WILL HAVE BEEN SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY EQUIPMENT AND THAT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR OTHER SUPPLIER OF AN ITEM OF EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT IS AN AGENT OF SECURED PARTY. SECURED PARTY IS NOT BOUND BY A REPRESENTATION OF ANY SUCH PARTY AND, AS CONTEMPLATED IN PARAGRAPH 27 BELOW, THE ENTIRE AGREEMENT OF SECURED PARTY AND DEBTOR CONCERNING THE FINANCING OF THE EQUIPMENT IS CONTAINED IN THIS AGREEMENT AS IT MAY BE AMENDED ONLY AS PROVIDED IN THAT PARAGRAPH.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering, the Equipment or any Items thereof will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this Agreement. If Debtor has not furnished Secured Party with an executed Schedule by the Earlier of fourteen (14) days after receipt thereof or expiration of the commitment period set forth in the applicable Equipment Financing Agreement, Secured Party may terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, each Item of Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Item may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of an Item of Equipment. Secured Party will have the right to inspect the Equipment and observe its use during normal business hours, subject to Debtor's security procedures and to enter into and upon the premises where the Equipment may be located for such purpose. The Equipment will at all times be used solely for commercial or business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, roles and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this Agreement and ail manufacturer's instructions and warranty requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.

9. ALTERATIONS; SECURITY INTEREST COVERAGE. Without the prior written consent of Secured Party, Debtor will not make any alterations, additions or improvements to any Item of Equipment which detract from its economic value or functional utility, except as may be required pursuant to Paragraph 8 above. Secured Party's security interest in the Equipment will include all modifications anti additions thereto and replacements and substitutions therefor, in whole or in pan. Such reference to replacements and substitutions will not grant Debtor greater rights to replace or substitute than are provided in Paragraph 11 below or as may be allowed upon the prior written consent of Secured Party.

10. MAINTENANCE. Debtor will maintain the Equipment in good repair, condition and working order. Debtor will also cause each Item of Equipment for which a service contract is generally available to be covered by such a contract which provides coverages typical to property of the type involved and is issued by a competent servicing entity.

11. LOSS AND DAMAGE; CASUALTY VALUE. In the event of the loss of, theft of, requisition of, damage to or destruction of an Item of Equipment ("Casualty Occurrence"), Debtor will give Secured Party prompt notice thereof and will thereafter place such Item in good repair, condition and working order, provided, however, that if such Item is determined by Secured Party to be lost, stolen, destroyed or damaged beyond repair, is requisitioned or suffers a constructive total loss as deemed in any applicable insurance policy carried by Debtor in accordance with Paragraph 14 below, Debtor, at Secured Party's option, will (a) replace such Item with like Equipment in good repair, condition and working order whereupon such replacement equipment will be deemed such Item for all purposes hereof or (b) pay Secured Party the "Casualty Value" of such Item which will equal the total of (i) all installment payments and other amounts due from Debtor to Secured Party at the time of such payment and (ii) future installment payments due with respect to such Item with each such payment including any final uneven payment discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco from the date due to the date of such payment.

Upon such replacement or payment, as appropriate, this Agreement and Secured Party's security interest will terminate with, and only with, respect to the Item of Equipment so replaced or as to which such payment is made in accordance with Paragraph 2 above.

12. TITLING; REGISTRATION. Each item of Equipment subject to title registration laws will at all times be titled and/or registered by Debtor as Secured Party's agent and attorney-in-fact with full power and authority to register (but without power to affect title to) the Equipment in such manner and in such jurisdiction or jurisdictions as Secured Party directs. Debtor will promptly notify Secured Party of any necessary or advisable retitling and/or re-registration of an Item of Equipment in a jurisdiction other than the one in which such Item is then titled and/or registered. Any and all documents of title will be furnished or caused to be furnished Secured

Party by Debtor within sixty (60) days of the date any titling or registering or restating or reregistering, as appropriate, is directed by Secured Party.

13. TAXES. Debtor will make all filings as to and pay when due all personal property and other ad valorem taxes and all other taxes, fees, charges and assessments based on the ownership or use of the Equipment and will pay as directed by Secured Party or reimburse Secured Party for all other taxes, including, but not limited to, gross receipt taxes (exclusive of federal and state taxes based on Secured Party's net income, unless such net income taxes are in substitution for or relieve Debtor from any taxes which Debtor would otherwise be obligated to pay under the terms of this Paragraph
13), fees, charges and assessments whatsoever, however designated, whether based on the installment payments or other amounts due hereunder, levied, assessed or imposed upon the Equipment or otherwise related hereto or to the Equipment, now or hereafter levied; assessed or imposed under the authority of a federal, state, or local taxing jurisdiction, regardless of when and by whom payable. Filings with respect to such other amounts will, at Secured Party's option, be made by Secured Party or by Debtor as directed by Secured Party.

14. INSURANCE. Debtor will procure and continuously maintain all risk insurance against loss or damage to the Equipment from any cause whatsoever for not less than the full replacement value thereof naming Secured Party as Loss Payee. Such insurance must be in a form and with companies approved by Secured Party, must provide at least thirty (30) days advance written notice to Secured Party of cancellation, change or modification in any term, condition, or amount of protection provided therein, must provide full breach of warranty protection and must provide that the coverage is "primary coverage" (does not require contribution from any other applicable
 .coverage), Debtor will provide Secured Party with an original policy or certificate evidencing such insurance. In the event of an assignment of this Agreement of which Debtor has notice, Debtor will cause such insurance to provide the same protection to the assignee as its interests may appear. The proceeds of such insurance, at the option of the Secured Party or such assignee, as appropriate, will be applied toward (a) repair or replacement of the appropriate Item or Items of Equipment, (b) payment of the Casualty Value thereof and/or (c) payment of, or as provision for, satisfaction of any other accrued obligations of Debtor hereunder. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with full power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts, necessary to secure payments due under any policy contemplated hereby on account of a Casualty Occurrence. Debtor and Secured Party contemplate that the jurisdictions where the Equipment will be located will not impose any liability upon Secured Party for personal injury and/or property damage resulting out of the possession, use, operation or condition of the Equipment. In the event Secured Party determines that such is not or may not be the case with respect to a given jurisdiction, Debtor will provide Secured Party with public liability and property damage coverage applicable to the Equipment in such amounts and in such form as Secured Party requires.

15. SECURED PARTY'S PAYMENT. If Debtor fails to pay any amounts due hereunder or to perform any of its other obligations under this Agreement, Secured Party may, at its option, but without any obligation to do so, pay such amounts or perform such obligations, and Debtor will reimburse Secured Party the amount of such payment or cost of such performance, plus interest at 1.5 % per month.

16. INDEMNITY. Debtor does hereby assume liability for and does agree to indemnify, defend, protect, save and keep harmless Secured Party from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, intuited by or asserted against Secured Party (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Secured Party or Debtor, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Secured Party or Debtor, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Debtor remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Debtor agrees to give Secured Party and Secured Party agrees to give Debtor notice of any claim or liability hereby indemnified against promptly following learning thereof.

17. DEFAULT. Any of the following will constitute an event of default hereunder: (a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof; (b) Debtor's default in performing any other obligation, term or condition of this Agreement or any other agreement between Debtor and Secured Party or default under any further agreement providing security for the performance by Debtor of its obligations hereunder provided such default has continued for more than twenty (20) days, except as provided in (c) and (d) hereinbelow, or, without limiting the generality of subparagraph (1) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real property where an Item of Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Item of Equipment and not being released or satisfied within ten (10) days; (d) Debtor's failure to comply with its obligations under Paragraph 14 above or any transfer by Debtor in violation of Paragraph 21 below; (e) a non-appealable judgment for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety (90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual; (g) the filing by Debtor of a petition under the Bankruptcy Code or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy; (h) the filing against Debtor of any such petition not dismissed or permanently stayed within thirty (30) days of the riling thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary course of business; (j) the occurrence of any event described in pans (e), (f), (g),
(h) or (i) hereinabove with respect to any guarantor or other party liable for payment or performance of this Agreement; (k) any certificate, statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this Agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party; (1) breach by Debtor of any lease or other agreement providing financial accommodation under which Debtor or its property is bound; or (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Upon the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a Secured Party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing,' Secured Party may exercise any one or more of the following remedies: (a) declare the Casualty Value or such lesser amount as may be set by law immediately due and payable with respect to any or all Items of Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all Items of Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble any or all Items of Equipment at the Equipment Location therefor, or at such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten (10) days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any Item of Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the new proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and brokers' fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor; (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Items of Equipment as Secured Party's own property in full satisfaction of Debtor's liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Items by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Items in the manner set forth in subparagraph (e) hereinabove upon notice to Secured Party within such thirty (30) day period; or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity.

No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may he exercised concurrently or separately from time to time. Any sale contemplated by subparagraph (e) of this Paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, Secured Party may bid and become the purchaser at any such sale. Any sale of an Item of Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, rifle, interest, claim and demand whatsoever; either at law or in equity, of Debtor in and to said item and will be a perpetual bar to any claim against such Item, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this Agreement and such proceedings are discontinued or abandoned for any reason or are determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights hereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including attorney's fees and court costs and sales costs not offset against sales proceeds under Paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this Agreement, any Item of Equipment or any interest therein or assign, transfer, pledge, or hypothecate this Agreement or any interest in this Agreement or permit the Equipment to be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtor's interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any other person.

All rights of Secured Party hereunder may he assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this Agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this Agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Secured Party hereunder or pursuant to any other agreement between Secured Party and Debtor, should there be one, will excuse performance by Debtor of any provision hereof, it being understood, that in the event of such default or breach by Secured Party that Debtor will pursue any rights on account thereof solely against Secured Party. No such assignee, unless such assignee agrees in writing, will be obligated to perform any duty, covenant or condition required to be performed by Secured Party in connection with this Agreement.

Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the heirs, legatees, personal representative, successors and assigns of the parties hereto.

22. MARKINGS; PERSONAL PROPERTY. If Secured Party supplies Debtor with labels, plates, decals or other markings stating that Secured Party has an interest in the Equipment, Debtor will affix and keep the same prominently displayed on the Equipment or will otherwise mark the Equipment or its then location or locations, as appropriate, at Secured Party's request to indicate Secured Party's security interest in the Equipment. The Equipment is, and at aH times will remain, personal property notwithstanding that the Equipment or any Item thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party from all persons claiming any interest in the real property on which an Item of Equipment is or is to be installed or located.

23. LATE CHARGES. Time is of the essence in this Agreement and if any Installment Payment is not paid within ten (10) days after the due date thereof, Secured Party shall have the right to add and collect, and Debtor agrees to pay: (a) a late charge on and in addition to, such Installment Payment equal to five percent (5%) of such Installment Payment or a lesser amount if established by any state or federal statute applicable thereto, and
(b) interest on such Installment Payment from thirty (30) days after the due date until paid at the highest contract rate enforceable against Debtor under applicable law but never to exceed eighteen percent (18%) per annum.

24. NON-WAIVER. No covenant or condition of this Agreement can be waived except by the written consent of Secured Party. Forbearance or indulgence by Secured Party in regard to any breach hereunder will not constitute a waiver of the related covenant or condition to be performed by Debtor.

25. ADDITIONAL DOCUMENTS. In connection with and in order to perfect and evidence the security interest in the Equipment granted Secured Party hereunder Debtor will execute and deliver to Secured Party such financing statements and similar documents as Secured Party requests. Debtor authorizes Secured Party where permitted by law to make filings of such financing statements without Debtor's signature. Debtor further will finish Secured Party (a) on a timely basis, Debtor's future financial statements, including Debtor's most recent annual report, balance sheet and income statement, prepared in accordance with generally accepted accounting principles, which reports, Debtor warrants, shall fully and fairly represent the true financial condition of Debtor (b) any other information normally provided by Debtor to the public and (c) such other financial data or information relative to this Agreement and the Equipment, including, without limitation, copies of vendor proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file such other documents and showings as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all filing, search, title report, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtor pursuant to this Paragraph or Paragraph 22 and any further similar documents Secured Party may procure.

26. DEBTOR'S WARRANTIES. Debtor certifies and warrants that the financial data and other information which Debtor has submitted, or will submit, to Secured Party in connection with this Agreement is, or will be at time of delivery, as appropriate, a true and complete statement of the matters therein contained. Debtor further certifies and warrants: (a) this Agreement has been duly authorized by Debtor and when executed and delivered by the person signing on behalf of Debtor below will constitute the legal, valid and binding obligation, contract and agreement of Debtor enforceable against Debtor in accordance with its respective terms; (b) this Agreement and each and every showing provided by or on behalf of Debtor in connection herewith may he relied upon by Secured Party in accordance with the terms thereof notwithstanding the failure of Debtor or other applicable party to ensure proper attestation thereto, whether by absence of a seal or acknowledgment or otherwise; (c) Debtor has the right, power and authority to grant a security interest in the Equipment to Secured Party for the uses and purposes herein set forth and (d) each Item of Equipment will, at the time such Item becomes subject hereto, he in good repair, condition and working order.

27. ENTIRE AGREEMENT. This instrument with exhibits and related documentation constitutes the entire agreement between Secured Party and Debtor and will not be amended, altered or changed except by a written agreement signed by the parties.

28. NOTICES. Notices under this Agreement must be in writing and must be mailed by United States mail, certified mail with return receipt requested, duly addressed, with postage prepaid, to the party involved at its respective address set forth at the foot hereof or at such other address as each party may provide on notice to the other from time to time. Notices will be effective when deposited. Each party will promptly notify the other of any change in that party's address.

29. GENDER, NUMBER: JOINT AND SEVERAL LIABILITY. Whenever the context of this Agreement requires, the neuter gender includes the feminine or masculine and the singular number includes the plural; and whenever the words "Secured Party" are used herein, they include all assignees of Secured Party, it being understood that specific reference to "assignee" in Paragraph 14 above is for further emphasis. If there is more than one Debtor named in this Agreement, the liability of each will be joint and several.

30. TITLES. The tides to the Paragraphs of thin Agreement are solely for the convenience of the parties and are not an aid in the interpretation of the instrument.

31. GOVERNING LAW; VENUE. This Agreement will be governed by and construed in accordance with the laws of the State of California. Venue for any action related to the Agreement will be in an appropriate court in San Mateo County, California, to which Debtor consents, or in another court selected by Secured Party which has jurisdiction over the parties. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Agreement, which will remain in full force and effect.

32. TIME. Time is of the essence of this Agreement and for each and all of its provisions.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of July 20, 1995.

DEBTOR:

INTRABIOTICS PHARMACEUTICALS, INC.
816 Kifer Road
Sunnyvale, CA 94086

By: /s/ Kenneth J. Kelley
   --------------------------------------------------

Title:       PRESIDENT AND CEO
      -----------------------------------------------


SECURED PARTY:

LEASE MANAGEMENT SERVICES, INC.
2500 Sand Hill Road, Suite 101
Menlo Park, CA 94025


By: /s/ Barbara B. Kaiser
   --------------------------------------------------

Title:       EVP/GENERAL MANAGER
      -----------------------------------------------

[LEASE MANAGEMENT SERVICES, INC. LOGO]

                    ADDENDUM TO EQUIPMENT FINANCING AGREEMENT
                                  NUMBER 10782
              BETWEEN INTRABIOTICS PHARMACEUTICALS, INC. ("DEBTOR")
              AND LEASE MANAGEMENT SERVICES, INC. ("SECURED PARTY")


The printed form of Equipment Financing Agreement #10782 between the parties dated July 20,1995 is amended as follows:

1. At the end of the introductory paragraph insert "The terms and conditions in the attached confirmation letter dated June 15, 1995 (the "Confirmation Letter Agreement"), are specifically included as pan of this Equipment Financing Agreement, including a commitment for a $750,000 line of credit; PROVIDED, HOWEVER, that the "Loan Structure" shall be utilized exclusively. In the event of a conflict between the terms of this Agreement and the Confirmation Letter Agreement, the terms of the agreement and the related loan documents shall govern."

2. In Section 1, line 11, after the word "agreements", insert "executed by Debtor in connection with this Agreement", and in line 12 after the word "Party" insert "PROVIDED, HOWEVER, that the security interest of Secured Party in the Equipment described in any Schedule will be released by Secured Party promptly upon payment in full of Debtor's obligations under such schedule and will not continue to secure performance under any other Schedule still outstanding at that time."

3. In Section 8, line 5, after the first appearance of the words "Secured Party", insert "which consent shall not be unreasonably withheld".

4. In Section 10, line 3, after the word "contract", insert "or equivalent servicing plan".

5. In Section 11, line 7, immediately following the phrase "at Secured Party's option", insert "after consultation with Debtor". In clause (b)(ii) of Section 11, delete the phrase "the discount rate of the Federal Reserve Bank of San Francisco" and replace it with" the most current 90 day U.S. Treasury Bill rate as quoted in The Wall Street Journal".

6.      In Section 12, line 4, after the words "Secured Party", insert
"reasonably".

7. In Section 14, line 2, delete the phrase "from any cause whatsoever". In line 5, delete the words "change or modification in any term, condition, or amount of protection provided therein, must provide full breach of warranty protection". To the last sentence of Section 14, add "PROVIDED, HOWEVER, that public liability insurance (commercial general liability) with primary limits of $1,000,000 with an excess policy of $1,000,000 shall be deemed to satisfy this requirement."

8. In Section 16, line 4, after the words "whatever kind and nature", insert "except such as relate to or arise out of Secured Party's gross negligence or willful misconduct".

9. In Section 17, subsections (a) and (c), change each reference to "days" to "business days"; in subsection (h), change "thirty (36) days" to "sixty (60) days"; delete subsection (1) and


                                      1.

replace it with "breach by Debtor of any lease or other agreement providing financial accommodation in excess of $100,000 under which Debtor or its property is bound, which breach is not cured or with respect to which no provision has been made to cure within twenty (20) days"; and change subsection (m) to read `subject to Paragraph 21, a transfer of effective control of Debtor, if an organization.'.

10. In Section 18, line 1, after the word "occurrence", insert "and continuation".

11.     In Section 20, line 1, insert `reasonable' to precede "costs".

12.     To the end of the first paragraph of Section 21, add the following:

"In the event of a proposed statutory merger of the Debtor into another corporation or a proposed sale or transfer by the Debtor of all or substantially all of its assets to a third party business entity, then, provided that (i) the Debtor is not in default under tiffs Agreement or under any other agreement or Equipment Financing Agreement between the Debtor and the Secured Party and (ii) the Secured Party or its assignee has been given sufficient advance notice of the proposed merger, sale, or transfer together with the necessary back/round as to the legal status, financial and credit worthiness of the proposed surviving corporation, purchaser or transferee (collectively, a "Transferee") and the Secured Party or its assignee has approved such financial and credit worthiness of the Transferee in accordance with its then existing credit criteria, the Secured Party agrees that it will not unreasonably withhold it Consent to any such transfer or assignment of this Agreement (and the transfer of the Equipment to such Transferee) provided, further, that (a) the said Transferee assumes all of the Debtor's obligations under this Agreement in form satisfactory to Secured Party or its assignee (without releasing the Debtor), (b) the Secured Party is assured that its first perfected security interest in the Equipment will continue in full force and effect and the Transferee executes such UCC Financing Statements as may be necessary to accomplish the same and (c) the Secured Party is assured that the Equipment will be adequately covered by insurance during any move thereof."

13. In section 25, insert `reasonably" to precede "requests" in line 4 and "filing' in line 17.

14. In section 25, line $, after "Secured Party", insert "upon Secured Party's reasonable request or as set forth `m the Confirmation Letter Agreement'.

15. In Section 27, line 1, after the word "instrument" insert ", The Addendum to Equipment Financing Agreement between the parties of even date herewith,".


                                      2.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum this 20 day of July, 1995.

DEBTOR:

INTRABIOTICS PHARMACEUTICALS, INC.

By: /s/ Kenneth J. Kelley
   --------------------------------------------------

Title:     PRESIDENT AND CEO
      -----------------------------------------------


SECURED PARTY:

LEASE MANAGEMENT SERVICES, INC.

By: /s/ Barbara B. Kaiser
   --------------------------------------------------

Title:     EVP/GENERAL MANAGER
      -----------------------------------------------


                                      3.

      [LEASE MANAGEMENT SERVICES, INC. LOGO]


                                   ADDENDUM TO

                          EQUIPMENT FINANCING AGREEMENT

                                  NUMBER 10782

                                 BY AND BETWEEN

                 INTRABIOTICS PHARMACEUTICALS, INC., AS DEBTOR,

                                       AND

                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY

INTRABIOTICS PHARMACEUTICALS, INC., as Debar, hereby acknowledges its responsibility to pay, and agrees to pay any taxes which may be due to the State of California or where applicable, for the collateral covered under the above referenced agreement.

DEBTOR:

INTRABIOTICS PHARMACEUTICALS, INC.

By: /s/ Kenneth J. Kelley
   --------------------------------------------------

Title:     PRESIDENT AND CEO
      -----------------------------------------------


                                      1.

                 [LEASE MANAGEMENT SERVICES, INC. LETTERHEAD]


June 15, 1995



Mr. Michael P. Becket
Chief Financial Officer
IntraBiotics Pharmaceuticals, Inc.
490 San Antonio Road
Palo Alto, CA 94306

Dear Michael:

We are pleased to confirm credit approval of the equipment lease line for IntraBiotics Pharmaceuticals, Inc.:

LESSEE:             IntraBiotics Pharmaceuticals, Inc.

LESSOR:             Lease Management Services, Inc.

EQUIPMENT:          A master lease line of $750,000 to finance new and
                    previously purchased equipment as per the attached lists.
                    All equipment is subject to Lessor's final approval.

LEASE TERM &
RENTAL FACTOR &
END-OF-TERM:        Forty-eight (48) months Rental factor. 2.719% $1.00 buyout at the end of term.

                    The rental factors, above, are a per cent of equipment cost payable monthly in advance for each lease or loan schedule.

Mr. Michael P. Becket
June 15, 1995
Page 2


YIELD: The rental factors above are based on the average of the Federal Reserve's 3-year and 5-year treasuries as reported in The Wall Street Journal for the week ending March 3, 1995.

                    The yield in this transaction will remain the same for the first 60 days from credit approval. Thereafter, if the average of the treasury indices above increases or decreases by more than 35 basis points, the yield will be adjusted basis-point for basis-point over the 35 point change. The rental factor for each schedule will be set at the time it is documented and will be fixed for the term.

LEASE TYPE;         Net lease - insurance, personal property taxes and
                    maintenance paid by Lessee.

LOAN STRUCTURE:     Where appropriate, for sales tax, paperwork, or other
                    considerations, and with Lender's approval, schedules may be documented as loans rather than leases. Invoices paid by Borrower must be submitted to Lender within 60 days of payment date or funded within 60 days of credit approval.
                    Copies of invoices and canceled checks will be adequate proof of purchase. (With Lender's consent, a copy of the check front, followed by the bank statement, when available, may be substituted for copies of canceled checks.) Term, rental factor, end-of-term balloon, collateral provisions, and contingencies will be the same. Borrower will grant Lender a first security interest in the equipment.

WARRANT: In consideration for this financing, Lessee shall grant to Lessor a warrant to purchase 54,000 shares of Lessee's Series "B" preferred stock. The exercise price of the warrant will be $1.00 / share. The warrant must be exercised within 72 months from the date of issuance.

Mr. Michael P. Becket
June 15, 1995
Page 3



CONTINGENCIES:      1)   Standard documentation satisfactory to Lessee and
                         Lessor.

                    2) Releases against this lease credit line are contingent upon Lessee providing evidence of reasonable performance against the most. current Board approved operating plan. This credit line, unless extended in writing, expires 6/30/96.

                    3) Throughout the lease term, Lessee shall provide monthly financials within 30 days of each month-end, and annually, an audited statement. All such financial statements to be prepared using generally accepted accounting principles.

                    4) Complete equipment specifications to be provided to Lessor before each takedown.

                         All equipment to be located at Lessee's Sunnyvale, California, headquarters.

                         Custom equipment; software; upgrades to equipment to which Lessor does not have clear title or first security interest; disposables; "soft costs' such as plumbing, wiring, labor or installation; sales tax and freight in excess of 15% per invoice, and leasehold or tenant improvements in excess of $100,000 are excluded from this line.

                    5) This is a statement of mutual intent and not an agreement to Lease. The terms set forth above are not therefore binding until a lease agreement is executed between Lessor and Lessor.

COMMITMENT FEE:     You have paid a $7,500.00 commitment fee which shall be
                    fully credit pro-rata to deposits or rentals due. All or a portion of said , fee will be forfeited if this transaction is approved by Lessor and not executed be Lessee as called for in this proposal.

Mr. Michael P. Becket
June 15, 1995
Page 4


We're delighted that you've chosen LMSI to help with your equipment financing needs and promise to continue our efforts to give you the best service in the business.


Best regards,



Stephanie K. Wagner               ACCEPTED: INTRABIOTICS PHARMACEUTICALS, INC.
Vice President Marketing          By:
                                     ----------------------------------------
                                  Title:            PRESIDENT & CEO
                                        -------------------------------------
                                  DATE:             JULY 20, 1995
                                       --------------------------------------

                 [LEASE MANAGEMENT SERVICES, INC. LETTERHEAD]


July 22, 1997

Kenneth J. Kelley
President and Chief Executive Officer
IntraBiotics Pharmaceuticals, Inc.
816 Kifer Road
Sunnyvale, CA 94086

Dear Ken:

We are pleased to present our proposal to IntraBiotics Pharmaceuticals, Inc.:

BORROWER:           IntraBiotics Pharmaceuticals, Inc.

LENDER:             Lease Management Services, Inc.

EQUIPMENT:          A $1,750,000 extension to your equipment financing line of credit for equipment as per the attached list, including freight and sales tax up to 15% per invoice. Equipment to consist of the following:

                    Group "A" Tenant improvements                      $850,000

                    Group "B" Lab equipment, computers & furniture     $900,000

                    All equipment is subject to Lender's final approval. To minimize paperwork, the buildout and tenant improvement will be financed on a single loan schedule within 30 days of credit approval. Lender will provide best efforts to obtain credit approval and commence documentation of the first loan schedule by 8/29/97. Borrower to provide Lender with back-up invoices for this schedule by 10/31/97.

TERM, RENTAL
FACTOR AND
BALLOON: Forty eight (48) months at 2.47% of the loan amount, payable monthly in advance for each schedule, plus a 5% balloon at the end of term.

Kenneth J. Kelley
July 22, 1997
Page 2


INDEXING:           The yield in this transaction will remain the same for
                    the 30 days past credit approval; after that, it will be adjusted relative to any increase in comparable term US
                    Treasury maturities based on the average of the Federal
                    Reserve's 3-year and 5-year treasuries (6.08%) for the week ending 7/18/97. The payment factor for each schedule will be set at the time it is documented and will be fixed for the term.

STRUCTURE:          Secured loan. Borrower will grant Lender a first security
                    interest in the equipment.

COLLATERAL:         Borrower may select from one of the three collateral
                    options, below:

                    OPTION 1: In consideration for this financing, Borrower shall grant to Lender a warrant to purchase Borrower's Series D Preferred Stock. The warrant shares will be for 5% of equipment cost (calculated at $1.75 / share = 50,000 shares). The warrant may be exercised by cash or net issue at $2.50 / share and will include standard antidilution provisions. However, there shall be no price protection and no Registration Rights associated with the warrant or shares of stock. The exercise period shall end at the earlier of Borrower's IPO or 72 months from the date of issue.

                    OPTION 2: The warrant will be for 2.5% of equipment cost (i.e., 25,000 shares) plus a 15% deposit on tenant improvements. All deposits and accrued interest will be returned to Borrower at achievement of the earlier of:

                    A) Such time as Borrower's net unrestricted cash is at least $25,000,000 and equivalent to at least 36 months cash needs, according to the most-current Board-approved operating budget; OR,

                    B) In the event of an acquisition, if a credit-worthy acquirer executes an assignment or guarantee acceptable to Lessor.

                    OPTION 3: No cash collateral will be required except in the event Lessee's unrestricted cash, excluding debt, falls below the greater of $5,000,000 or 9 months' cash needs. ["9 months' cash needs" will be defined as Lessee's cash burn for the quarter just completed multiplied by a factor of 3.3].

Kenneth J. Kelley
July 22, 1997
Page 3

COLLATERAL:         In that event, Lessee will provide to Lessor a cash
                    security deposit equivalent to 40% of original equipment cost on all Group "A" equipment and 20% on all Group "B" equipment. In no event will deposits held exceed the remaining gross lease receivable.

                    This cash will be released when Lessee's unrestricted cash position, excluding debt, recovers and is greater than the above benchmark for at least one quarter and continues to remain greater.

                    Interest on any deposits held shall be credited to Lessee at the rate of 5.0% annually. Interest will be accrued and paid with the return of the security deposit.

CONTINGENCIES:      1)   Standard documentation satisfactory to Borrower and
                         Lender.

                    2) Releases against this financing line are contingent upon Borrower providing evidence of reasonable performance against the most current operating plan or subsequent Board-approved plan acceptable to Lender. This credit line, unless extended in writing, expires 6/30/98.

                    3) Verification of achievement of benchmarks is to be acceptable to Lessor. Reduction or return of deposits prior to end of term is contingent upon receipt of all payments and financials to date as agreed, no default under any financial obligation, and no material adverse change in Lessee's financial condition or management.

                    4) Throughout the lease term, Borrower shall provide monthly financials within 30 days of each month-end, and annually, an audited statement. All such financial statements to be prepared using generally accepted accounting principles.

                    5) Complete equipment specifications to be provided to Lender before each takedown. All equipment to be located at Borrower's Bay Area, California, headquarters.

Kenneth J. Kelley
July 22, 1997
Page 4

CONTINGENCIES:      Custom equipment; software; upgrades to equipment to
                    which Lessor does not have clear title or first security interest; disposables; "soft costs" such as sales tax and freight IN EXCESS OF 15% PER invoice; plumbing, wiring, labor, installation and leasehold or tenant improvements
                    IN EXCESS of $850,000 are excluded from this line.

                    6)   Subject to final approval by Lender's Credit
                         Committee.

                    7) This is a statement of mutual intent and not a financing agreement. The terms set forth above are not therefore binding until an equipment financing agreement is executed between Borrower and Lender for specific items of equipment.

COMMITMENT FEE:     $7,500.00 commitment fee. This fee will be fully
                    credited, pro-rata, to schedules as financed. It will be forfeited if this transaction is approved by Lender and not executed by Borrower as called for in this proposal.
                    It will be returned to Borrower promptly in the event
                    Lender fails to approve this transaction.

If the terms of this proposal meet with your approval, please sign and return with your commitment fee, and we will proceed. Unless previously accepted, this proposal will expire 8/8/97.

We're very pleased to help finance your equipment needs and promise to bring give you the best service in the industry.

Sincerely,                       Collateral option selected:
                                          Option 1   X
                                                  -------
                                          Option 2
                                                  -------
                                          Option 3
                                                  -------

Stephanie K. Wagner              ACCEPTED:  INTRABIOTICS PHARMACEUTICALS, INC.
Vice President Marketing         BY:
                                    ---------------------------------------
                                 TITLE:       PRESIDENT & CEO
                                       ------------------------------------
                                 DATE:        8-5-97
                                      -------------------------------------

                    [LEASE MANAGEMENT SERVICES, INC. LOGO]

                                  1ST AMENDMENT

                        TO EQUIPMENT FINANCING AGREEMENT
                                  NUMBER 10782

                                 BY AND BETWEEN

                     INTRABIOTICS PHARMACEUTICALS, AS DEBTOR

                                       AND

                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY

Debtor and Secured Party hereby agree to amend Equipment Financing Agreement Number 10782 and all schedules thereunder, and all other related documents (herein collectively referred to as the "Agreements") to reflect Debtor's change in address from 816 Kifer Road, Sunnyvale, CA 94086 to 1245 Terra Bella Avenue, Mountain View, CA 94043.

All other terms and conditions remain the same.

IN WITNESS WHEREOF, Secured Party and Debtor have each caused this Amendment to be duly executed in their respective names.


DEBTOR:                                SECURED PARTY:

INTRABIOTICS PHARMACEUTICALS, INC.     LEASE MANAGEMENT SERVICES, INC.

BY: /s/ [illegible]                    BY: /s/ Barbara B. Kaiser
   -------------------------------        ------------------------------------

TITLE:   VP FINANCE & CFO              TITLE: General Manager
      ----------------------------           ---------------------------------

DATE:    29 SEPTEMBER 97               DATE: 29 September 1997
     -----------------------------         -----------------------------------

                 [LEASE MANAGEMENT SERVICES, INC. LETTERHEAD]



December 14, 1998

Ms. Janet I. Swearson
VP/ Chief Financial Officer
IntraBiotics Pharmaceuticals, Inc.
1245 Terra Bella Avenue
Mountain View, CA 94043

Dear Janet:

We are pleased to present the following equipment financing proposal to IntraBiotics Pharmaceuticals, Inc.:

BORROWER:           INTRABIOTICS PHARMACEUTICALS, INC.;

LENDER:             Lease Management Services, Inc.

EQUIPMENT:          A master line of credit of $3,000,000 to finance equipment per the attached list, including: i

                    > $1,000,000 - lab & scientific equipment About Equals 500,000 - computers, lab & Office furniture, hoods, network, phone, & similar = 1,500,000 - soft costs (leaseholds, software, tax, & $3,000,000 similar)

                    Previously-purchased equipment as well as new and used equipment may be financed under this line. All equipment is subject to Lender's final approval.

TERM &
PAYMENT: OPTION 1: Forty-two (42) months at 2.453% of equipment cost, plus a 15% balloon at end of term. [Subject to satisfactory credit review, the balloon may be paid over 9 months at 1.728% per month.]

                    OPTION 2: Forty-eight (48) months al 2.469% of equipment cost, plus a $1.00 payment at end of term.

Ms. Janet I. Swearson
December 14, 1998
Page 2

                    Payment factors are quoted as a percent of equipment cost, payable monthly in advance for each loan schedule,

                    There are no interim rents. Amortization begins at each schedule start date.

                    The yield in this transaction will be adjusted relative to any increase in comparable term U.S. Treasury maturities. The payment factor for each schedule will be set at the time it is documented and will be FIXED for the term, The payment factors above are based on the average of the Federal Reserve 3- and 5-year treasuries (4,41%) for the week ending 12/4198.

STRUCTURE:          Secured loan. Borrower retains title and keeps
                    depreciation. Borrower will grant Lender a first security interest in the equipment to be financed.

                    Because this is a loan rather than a sale/leaseback, there is no additional tax on previously purchased equipment and no sales tax at end of term.

COVENANT:
(SOFT COSTS ONLY)   No additional collateral will be required except in the
                    event Borrower's unrestricted cash, excluding long-term debt, falls below the appropriate benchmark below. In that event, Borrower will provide to Lender a cash, security deposit equivalent to 20% of aggregate SOFT COST financed, but in no event to exceed the remaining gross receivable.

                    PRE-IPO BENCHMARK: unrestricted cash, excluding long-term debt, must be equal to the greater of $6,000,000 or 6 months' cash needs. ["6 months' cash needs" will be defined as the cash burn for the 3 months just completed, multiplied by a factor of 2.3.]

                    POST-IPO BENCHMARK: unrestricted cash, excluding long-term debt, must be equal to the greater of $15,000,000 or 9 months' cash needs. ["9 months' cash needs" will be defined as the cash burn for the 3 months just completed, multiplied by a factor of 3.2.]

Ms. Janet I. Swearson
December 14, 1998
Page 3

                    Interest will be accrued at 3.0% annually and will be paid with the return of the deposit.

                    This deposit will be released when Borrower's unrestricted cash, excluding debt, recovers and is greater than the appropriate benchmark above for at least one quarter and continues to remain greater.

                    Alternatively, in the event of an acquisition, if a credit-worthy acquiror executes an assignment or guarantee acceptable to Lender, any deposits and interest held will be returned to Borrower.

CONTINGENCIES:

                    1) Standard documentation satisfactory to Borrower and Lender. (Most of the master documents for this line are already in place.)

                    2) Releases against this credit line are contingent upon no material adverse change or threatened material adverse change in Borrower's financial condition, management, partnerships, or Clinical progress. This credit line, unless extended in writing, expires 12/31/99.

                    3) Borrower will grant Lender a continuing first security interest in all equipment (other than computer equipment) financed under Equipment Financing Agreement #10782. This lien Will stay in effect until all of Borrower's obligations under this new financing are fulfilled.

                    4) Throughout the loan term, Borrower will provide monthly financials within 30 days of each month end, and annually, an audited statement within 90 days of fiscal year end or at such time as Borrower's Board receives the audit. All such financial statements are to be prepared using generall accepted accounting principles.

Ms. Janet I, Swearson
December 14, 1998
Page 4

                    5) All equipment is to be located at Borrower's San Francisco Peninsula facilities un less Lender gives prior approval to do otherwise.

                    Upgrades to equipment to which Lender does not have a first security interest and disposables are excluded from this line.

                    6)   Subject to final approval by Lender's Credit
                         Committee,

                    7) This is a statement of mutual intent and not an agreement to finance. The terms set forth above are not therefore binding until a loan agreement is executed between Borrower and Lender for specific items of equipment.

COMMITMENT FEE:     $20,952.00 commitment fee. [The remaining commitment fee
                    from Borrower's prior line (About Equals $952, after Schedule #12) will be applied to this line leaving a balance of $20,000 to be paid.] This fee will be fully credited pro-rata to schedules as financed. All or a portion of said fee Will be forfeited if this transaction is approved by Lender and not executed by Borrower as called for in this proposal. The entire fee will be returned to Borrower promptly in the event Lender fails to approve this transaction.

If the terms of this proposal meet with your approval, please sign and return with your commitment fee and we will proceed. Unless previously accepted, this proposal will expire 12/23/98.

We look forward to meeting your equipment financing needs and continuing a mutually rewarding relationship.

Sincerely,                        ACCEPTED: INTRABIOTICS PHARMACEUTICALS, INC.

                                  BY: /s/ Kenneth J. Kelley
                                     -----------------------------------------
Barbara B. Kaiser                 TITLE: President and CEO
EVP/General Manager                     --------------------------------------
                                  DATE:
                                       ---------------------------------------

PRICING: Option 1:                Option 2:
                  ------                   ------

[LMSI VENTURE FINANCE LOGO]

                       NEGATIVE COVENANT PLEDGE AGREEMENT


Agreement made and catered into as of this 1st day of April 1999, by and between INTRABIOTICS PHARMACEUTICALS, Inc., a Delaware Corporation, with its principal place of business at 1245 Terra Bella Avenue, Mountain View, CA 94043, ("Pledgor") and LMSI VENTURE FINANCE, a division of Phoenixcor, Inc., a Delaware Corporation, with its principal place of business at 2500 Sand Hill Road, Suite 101, Menlo Park, CA 94025 ("Pledgee").

In consideration of, and as an inducement for Pledgee to enter into Equipment Financing Agreement No. 10782, and all Schedules thereunder, (referred to hereinafter as the "Agreements") with Pledgor, and to secure the payment and performance of all Pledgor's obligations under the Agreements, Pledgor and Pledgee agree as follows:

1) If at any point in time from the date of this Agreement, Pledgor's Unrestricted Cash (as defined below) falls below the financial requirements specified in A) or B), or Pledgor is in default of the Agreements, Pledgor agrees to provide to Pledgee within 10 days of such occurrence a cash security deposit in an amount equal to 20% of original, aggregate soft costs (i.e., leaseholds, software, tax, and similar) financed under the Agreements ("Collateral pledge"), but in no event to exceed the remaining amounts owed by Pleedgor to Pledgee.

         A) PRE-IPO: In the event Unrestricted Cash falls below the greater of $6,000,000 or 6 months' cash needs (defined as the cash burn for the 3 months just completed, multiplied by a factor of 2.3).

         B) POST-IPO: In the event Unrestricted Cash falls below the greater of $15,000,000 or 9 months' cash needs (defined as the cash burn for the 3 months just completed, multiplied by a factor of 3.2).

         Pledgor shall be deemed to have granted to Pledgee a security interest in such cash security deposit upon its delivery to Pledgee.

         Unrestricted Cash shall be defined as cash on hand, including investments in marketable securities with maturities of less than fourteen (14) months, less all long-term debt which is not subordinated to Pledgee.

         The failure to timely provide the Collateral Pledge to Pledgee shall constitute an event of default under the Agreements.

2) If Pledgor is a private company, then Pledgor agrees to provide monthly financial statements, including a balance sheet, statement of operations, and cash flow statement, to Pledgee within 30 days of each month end, and an audited annual statement to Pledgee at such time as Pledgor's Board receives the audit, but in no event latter than 120 days from Pledgor's fiscal year end. If Pledgor is a public company, then Pledgor agrees to provide quarterly and annual audited financial statements to Pledgee within 10 days after the statements are provided to the Securities and Exchange Commission ("SEC"). All such statements are to be prepared using generally accepted accounting principles and are to be in compliance with applicable SEC requirements. Failure to provide these statements as specified herein will constitute an event of default under the Agreements.

         Additionally, at any time that Pledgor's Unrestricted Cash would fall below the appropriate benchmark above if not augmented within 3 months, Pledgor's Chief Financial Officer or other senior officer will, at Pledgee's request, provide Pledgee with the monthly closing cash balance by not later than the 10th business day following each month-end.

3) Pledgor agrees to keep all Unrestricted Cash within the following financial institutions:

                  Financial Institution:        ______________________________
                  Account Number:               ______________________________
                  Officer Contact:              ______________________________
                  Phone Number:                 ______________________________

                  Financial Institution:        ______________________________
                  Account Number:               ______________________________
                  Officer Contact:              ______________________________
                  Phone Number:                 ______________________________

                  Financial Institution:        ______________________________
                  Account Number:               ______________________________
                  Officer Contact:              ______________________________
                  Phone Number:                 ______________________________

         Any change in the above information shall be provided in writing by Pledgor to Pledgee within five (5) days of such change.

         Pledgor hereby authorizes these financial institutions to give specific account balance information to Pledgee and agrees to execute any other documents or take any other action required to provide verification of Unrestricted Cash balances.

4) Pledgee agrees to pay interest on the Collateral Pledge at a simple interest rate equal to 3.0% per annum, which interest will accrue from the date the Collateral Pledge is received until the date the Collateral Pledge and interest are returned to the Pledgor.

5) Pledgor agrees to recognize the Collateral Pledge as a contingent liability and to establish the appropriate reserves.

6) Upon any default by Pledgor under the Agreements and while the same is continuing, interest accrual on the Collateral Pledge shall cease and Pledgee may, at its option, apply the Collateral Pledge and any interest accrued to that date toward the satisfaction of Pledgor's obligations under the Agreements and the payment of all reasonable costs and expenses incurred by Pledgee as a result of such default, including reasonable attorney's fees. Pledgee is liable to Pledgor only for any surplus remaining from said Collateral Pledge after the full satisfaction of the foregoing obligations, costs and expenses.

7) Pledgee shall have no duty to first commence an action against or seek recourse from Pledgor, if an event of default occurs and is continuing under the Agreements, before enforcing the provisions of, and proceeding under the provisions of, this Negative Covenant Pledge Agreement. The obligations of Pledgor under this Negative Covenant Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

         A) any amendment or modification of or supplement to the Agreements;

         B) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Negative Covenant Pledge Agreement, the Agreements, or any other instrument provided for in the Agreement(s), or any waiver, consent, explanation, indulgency or actions or inaction with respect to any such instrument; or

         C) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Pledgor.

8) The entire Collateral Pledge and any accrued interest will be returned to Pledgor when Pledgor's Unrestricted Cash exceeds the applicable benchmark above for a period of at least one fiscal quarter and continues to remain greater than the applicable benchmark and Pledgor is not in default under the Agreements or under any material financial obligation. (Alternatively, the entire Collateral Pledge and any accrued interest will be returned immediately in the event Pledgor's new equity or other non-refundable cash is great enough, in Pledgee's reasonable judgment, to keep Pledgor's Unrestricted Cash above the applicable benchmark for at least three fiscal quarters and Pledgor is not in default under the Agreements or under any material financial obligation).

         Alternatively, in the event of an acquisition, if a credit-worthy acquiror executes an assignment or guarantee acceptable to Pledgee, any deposits and accrued interest held will be returned to Pledgor.

         Return of any required Collateral Pledge prior to the Termination of the Agreements (as defined below) is contingent upon the following additional conditions: (a) verification of all benchmarks is to be acceptable to Pledgee; (b) Pledgor is not in default under the Agreements; and (c) Pledgor has not suffered any material adverse change within the past 12 months and is not aware of any prospective material adverse change.

         The "Termination of the Agreements" shall be defined as the satisfaction of all Pledgor's obligations under the Agreements.

         If the Collateral Pledge is returned prior to the Termination of the Agreements, this Negative Covenant Pledge Agreement shall remain in full force and effect.

9) If the Collateral Pledge has not been previously returned, upon Termination of the Agreements Pledgee shall deliver the Collateral Pledge (less any portion of same chased, sold, assigned or delivered pursuant to, and under the circumstances specified in, Paragraph 6 hereof) promptly to Pledgor, and this Negative Covenant Pledge Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties hereto have caused this Negative Covenant Pledge to be executed as of the date first written above.

PLEDGOR:                               PLEDGEE:

INTERABIOTICS PHARMACEUTICALS, INC.    LMSI VENTURE FINANCE

By: /s/ Janet I. Swearson              By: /s/ Barbara B. Kaiser
   --------------------------------       ------------------------------------
                                                   Barbara B. Kaiser

Title:   CHIEF FINANCIAL OFFICER       Title:       EVP/GENERAL MANAGER
      -----------------------------          ---------------------------------

                     [LMSI VENTURE FINANCE LETTERHEAD]

March 15, 1999


Mr. Peter S. Garcia
Vice President/CFO
IntraBiotics Pharmaceuticals, Inc.
1245 Terra Bella Ave.
Mountain View, CA 94043

Dear Peter:

This will confirm approval of a new $3,000,000 equipment financing facility for IntraBiotics. The terms will be as specified in the 12/14198 proposal.

Most of your master documents are already in place, so we are ready to go when you are. Cynthia Murayama, Contract Manager, will be calling shortly to update information regarding authorized signers, insurance, landlord, etc.

The first financing, expected 4/1, may include all equipment purchased since the prior line expired (8/31/98) as well as all of the leaseholds for IntraBiotics' new facility. If you prefer, we can do these on separate schedules - one for equipment and one for leaseholds. For the equipment, we will need copies of invoices and payment checks (front and back) for ail previously-purchased equipment and original invoices for newly-acquired equipment for which the vendor has not yet been paid. However, for leasehold financing, you may follow with invoices over the next 120 days.

Please call with any questions.

Congratulations on IntraBiotics' impressive performance this year. We are looking forward to working with you and are delighted to be able to continue to work with IntaBiotics.

Best regards,

/s/ Barbara B. Kaiser

Barbara B. Kaiser
EVP/ General Manager